UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2008
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (763) 514-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Letter of PricewaterhouseCoopers LLP
Letter of PricewaterhouseCoopers LLP

Item 4.01	Changes in Registrant’s Certifying Accountant.
Medtronic, Inc. Savings and Investment Plan
On May 15, 2008, the Medtronic, Inc. Savings and Investment Plan (the “Plan”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The authorization to change the Plan’s independent registered public accounting firm was made by the Plan’s Administrator.
During the Plan’s fiscal years ended April 30, 2007 and April 30, 2006, the reports of PricewaterhouseCoopers LLP on the Plan’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Plan’s fiscal years ended April 30, 2007 and April 30, 2006 and through May 15, 2008, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During the Plan’s fiscal years ended April 30, 2007 and April 30, 2006 and through May 15, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Plan provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K and has requested that PricewaterhouseCoopers LLP furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not stating the respects in which it does not agree. A copy of PricewaterhouseCoopers LLP’s letter, dated May 20, 2008 is filed as Exhibit 16.1 to this current report on Form 8-K.
On May 15, 2008, the Plan authorized the appointment of McGladrey & Pullen, LLP as its independent registered public accounting firm. During the Plan’s fiscal years ended April 30, 2007 and April 30, 2006 and through May 15, 2008, neither the Plan nor anyone acting on behalf of the Plan consulted with McGladrey & Pullen, LLP about any matter regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements and neither a written report was provided to the Plan nor oral advice provided that McGladrey & Pullen, LLP concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Medtronic, Inc. Puerto Rico Employees’ Savings and Investment Plan
On May 15, 2008, The Medtronic, Inc. Puerto Rico Employees’ Savings and Investment Plan (the “Puerto Rico Plan”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The authorization to change the Puerto Rico Plan’s independent registered public accounting firm was made by the Puerto Rico Plan’s Administrator.
During the Puerto Rico Plan’s fiscal years ended April 30, 2007 and April 30, 2006, the reports of PricewaterhouseCoopers LLP on the Puerto Rico Plan’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Puerto Rico Plan’s fiscal years ended April 30, 2007 and April 30, 2006 and through May 15, 2008, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During the Puerto Rico Plan’s fiscal years ended April 30, 2007 and April 30, 2006 and through May 15, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Puerto Rico Plan provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K and has requested that PricewaterhouseCoopers LLP furnish the Puerto Rico Plan with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not stating the respects in which it does not agree. A copy of PricewaterhouseCoopers LLP’s letter, dated May 20, 2008 is filed as Exhibit 16.2 to this current report on Form 8-K.
On May 15, 2008, the Puerto Rico Plan authorized the appointment of McGladrey & Pullen, LLP as its independent registered public accounting firm. During the Puerto Rico Plan’s fiscal years ended April 30, 2007 and April 30, 2006 and through May 15, 2008, neither the Puerto Rico Plan nor anyone acting on behalf of the Puerto Rico Plan consulted with McGladrey & Pullen, LLP about any matter regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Puerto Rico Plan’s financial statements and neither a written report was provided to the Puerto Rico Plan nor oral advice provided that McGladrey & Pullen, LLP concluded was an important factor considered by the Puerto Rico Plan in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
16.1	Letter of PricewaterhouseCoopers LLP regarding the Medtronic, Inc. Savings and Investment Plan

16.2	Letter of PricewaterhouseCoopers LLP regarding The Medtronic Puerto Rico Employees’ Savings and Investment Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
By /s/ Gary L. Ellis
Date: May 20, 2008	Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP regarding the Medtronic, Inc. Savings and Investment Plan
16.2	Letter of PricewaterhouseCoopers LLP regarding The Medtronic Puerto Rico Employees’ Savings and Investment Plan